PBF Logistics LP Announces Filing of Registration Statement for Initial Public Offering

PARSIPPANY, NJ – April 3, 2014 – PBF Logistics LP (“PBF Logistics”), an indirect subsidiary of PBF Energy Inc. (NYSE: PBF) today announced that it has filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission in connection with a proposed initial public offering of PBF Logistics common units representing limited partner interests. PBF Logistics expects the common units will trade on the New York Stock Exchange under the symbol "PBFX." The number of common units to be offered and the price range for the offering have not yet been determined. The registration statement filed today represents the initial public filing by PBF Logistics pursuant to the provisions of the Jumpstart Our Business Startups Act of 2012.

PBF Logistics was formed by PBF Energy to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets. Headquartered in Parsippany, New Jersey, PBF Logistics' initial assets will consist of a light crude oil rail unloading terminal at the Delaware City refinery that also services the Paulsboro refinery, and a crude oil truck unloading terminal at the Toledo refinery that are integral components of the crude oil delivery operations at all three of PBF Energy’s refineries.

Barclays Capital Inc. and UBS Securities LLC will serve as joint book-running managers in the proposed offering.

The proposed offering will be made only by means of a prospectus. When available, copies of the preliminary prospectus related to the offering may be obtained from Barclays Capital Inc., Attn: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, calling Barclays Capital Inc. at (888) 603-5847, or by emailing at Barclaysprospectus@broadridge.com; or from UBS Securities LLC, Attention: Prospectus Department, 299 Park Avenue, New York, NY 10171, or by calling UBS Securities LLC at (888) 827-7275.

The registration statement on Form S-1 filed with the Commission has not yet become effective and the units to be registered may not be sold nor may offers to buy be accepted prior to the time when the registration statement becomes effective. Copies of the registration statement can be accessed through the Commission’s website at http://www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the companies and their management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including the risk that an initial public offering of PBF Logistics may not occur, risks relating to the securities markets generally, the impact of adverse market conditions impacting PBF’s and/or PBF Logistics’ logistics and other assets and other risks inherent in PBF’s and PBF Logistics’ business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBF’s annual reports on Form 10-K and quarterly reports on Form 10-Q and the registration statement on Form S-1 filed by PBF Logistics with the Securities and

Exchange Commission. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. Neither PBF nor PBF Logistics assumes any responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

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Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994